UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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KBL MERGER CORP. IV

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JUNE 18, 2020

KBL MERGER CORP. IV
30 Park Place, Suite 45E

New York, NY 10007

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2020

TO THE STOCKHOLDERS OF KBL MERGER CORP. IV:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of KBL Merger Corp. IV, which we refer to as “we”, “us”, “our”, “KBL” or the “Company”, to be held at 10:00 a.m. Eastern Time on July 9, 2020 via a teleconference meeting using the following dial-in information: dial-in: (888) 337-0215; participant passcode: 1615196. The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated June [ ], 2020, and is first being mailed to stockholders of the Company on or about June [ ], 2020. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination except for the sole purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on June 7, 2017, which we refer to as the “IPO”, from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Company’s board of directors (the “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. On July 25, 2019, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with KBL Merger Sub, Inc. (“KBL Merger Sub”), 180 Life Sciences Corp. (“180”) (formerly known as CannBioRx Life Sciences Corp.), Katexco Pharmaceuticals Corp., (“Katexco”), CannBioRex Pharmaceuticals Corp., (“CBR Pharma”), 180 Therapeutics L.P., (“180 LP” and together with Katexco, CBR Pharma and 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into 180, with 180 continuing as the Company’s wholly owned subsidiary at the closing of the business combination. For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

Our Board currently believes that there will not be sufficient time before July 9, 2020 to complete a business combination. Accordingly, the Board believes that to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment. On July 26, 2019, the Company issued a press release and filed a Form 8-K with the SEC announcing the proposed business combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. KBL IV Sponsor LLC, which we refer to as our “Sponsor”, owns 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and demand that the Company redeem your public shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 7, 2020). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.30 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their public shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such amount was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Second Extension Amendment, cash and marketable securities held in the Trust Account decreased to $49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees agreed to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On December 6, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until April 9, 2020 or such earlier date as determined by our Board (the “Third Extension Amendment”, and such later date, the “Third Combination Period”). The number of shares of common stock presented for redemption in connection with the Third Extension Amendment was 3,676,448. We paid cash in the aggregate amount of $39,121,812, or approximately $10.64 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Third Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,857,136.

In connection with the approval of the Third Extension Amendment, the Sponsor or its designees agreed to loan us $0.02 for each public share that was not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from December 9, 2019 until the Third Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Third Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

On April 8, 2020, our stockholders approved to extend the period of time for which we are required to consummate a business combination until July 9, 2020 or such earlier date as determined by our Board (the “Fourth Extension Amendment”, and such later date, the “Fourth Combination Period”). The number of shares of common stock presented for redemption in connection with the Fourth Extension Amendment was 67,665. We paid cash in the aggregate amount of $728,884, or approximately $10.77 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Fourth Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,273,945.

In connection with the approval of the Fourth Extension Amendment, the Sponsor or its designees agreed to loan us up to $55,000 per month for the public shares that were not redeemed, up to a maximum of $0.099 for each public share, for each calendar month commencing on April 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from April 9, 2020 until the Fourth Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Fourth Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.025 for each public share that is not redeemed for each calendar month commencing on July 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from July 9, 2020 until the Extended Date (the “Loans”). For example, if the Company takes until November 9, 2020 to complete its business combination, which would represent four calendar months from July 9, 2020, our Sponsor or its designees would make aggregate Loans of approximately $0.10 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[ ] per share, in comparison to the current redemption amount of $[____] per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[____] at the time of the Special Meeting. The closing price of the Company’s common stock on June [ ], 2020 was $[ ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its common stock when such stockholders wish to sell their shares of common stock.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 9, 2020, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 22, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

 You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the date public shares must be redeemed prior to a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date. You may redeem your public shares regardless of whether you are a stockholder of record.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June [ ], 2020	By Order of the Board of Directors

/s/ Marlene Krauss, M.D.
Marlene Krauss, M.D.
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 9, 2020: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/kblmerger/sm2020.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JUNE 18, 2020

KBL MERGER CORP. IV
30 Park Place, Suite 45E

New York, NY 10007

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2020

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of KBL Merger Corp. IV, which we refer to as “we”, “us”, “our”, “KBL” or the “Company”, will be held at 10:00 a.m. Eastern Time on July 9, 2020 via a teleconference meeting using the following dial-in information: dial-in: (888) 337-0215; participant passcode: 1615196, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination except for the sole purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on June 7, 2017, which we refer to as the “IPO”, from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Company’s board of directors (the “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. On July 25, 2019, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with KBL Merger Sub, Inc. (“KBL Merger Sub”), 180 Life Sciences Corp. (“180”) (formerly known as CannBioRx Life Sciences Corp.), Katexco Pharmaceuticals Corp., (“Katexco”), CannBioRex Pharmaceuticals Corp., (“CBR Pharma”), 180 Therapeutics L.P., (“180 LP” and together with Katexco, CBR Pharma and 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into 180 with 180 continuing as the Company’s wholly owned subsidiary at the closing of the business combination. On July 26, 2019, the Company issued a press release and filed a Form 8-K with the SEC announcing the proposed business combination. For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than ________ of our public shares) following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. KBL IV Sponsor LLC, which we refer to as our “Sponsor”, owns 2,875,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and demand that the Company redeem your public shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 7, 2020). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.30 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their public shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such amount was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees agreed to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On December 6, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until April 9, 2020 or such earlier date as determined by our Board (the “Third Extension Amendment”, and such later date, the “Third Combination Period”). The number of shares of common stock presented for redemption in connection with the Third Extension Amendment was 3,676,448. We paid cash in the aggregate amount of $39,121,812, or approximately $10.64 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Third Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,857,136.

In connection with the approval of the Third Extension Amendment, the Sponsor or its designees agreed to loan us $0.02 for each public share that was not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from December 9, 2019 until the Third Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Third Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

On April 8, 2020, our stockholders approved to extend the period of time for which we are required to consummate a business combination until July 9, 2020 or such earlier date as determined by our Board (the “Fourth Extension Amendment”, and such later date, the “Fourth Combination Period”). The number of shares of common stock presented for redemption in connection with the Fourth Extension Amendment was 67,665. We paid cash in the aggregate amount of $728,884, or approximately $10.77 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Fourth Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,273,945.

In connection with the approval of the Fourth Extension Amendment, the Sponsor or its designees agreed to loan us up to $55,000 per month for the public shares that were not redeemed, up to a maximum of $0.099 for each public share, for each calendar month commencing on April 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from April 9, 2020 until the Fourth Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Fourth Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.025 for each public share that is not redeemed for each calendar month commencing on July 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from July 9, 2020 until the Extended Date (the “Loans”). For example, if the Company takes until November 9, 2020 to complete its business combination, which would represent four calendar months from July 9, 2020, our Sponsor or its designees would make aggregate Loans of approximately $0.10 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[ ] per share, in comparison to the current redemption amount of $[____] per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[____] at the time of the Special Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $11,979,999 that was in the Trust Account as of March 31, 2020. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 9, 2020, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, KBL IV Sponsor LLC, which we refer to as our “Sponsor”, will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[____]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law, which we refer to as the “DGCL”, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC, on June 2, 2017, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated June 1, 2017, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on June 22, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were ________ shares of the Company’s common stock outstanding, including ________ shares of the Company’s common stock issued in our IPO, 2,875,000 Founder Shares and an aggregate of 502,500 shares included in the Private Placement Units held by the Sponsor and the underwriters of the IPO. The Company’s rights and warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $4,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated June [ ], 2020 and is first being mailed to stockholders on or about June [ ], 2020.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware on September 9, 2016, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In June 2017, we consummated our IPO from which we derived gross proceeds of $115,000,000. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, the previously extended date of July 9, 2020). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date to allow us more time to complete our initial business combination.

What is being voted on?	You are being asked to vote on:

●   a proposal to amend our charter to extend the date by which we have to consummate a business combination from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Board; and

●   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than ________ of our public shares) following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $11,979,999 that was in the Trust Account as of March 31, 2020. In such event, we will need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 9, 2020, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares and Private Units.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before July 9, 2020. As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe.

On July 25, 2019, the Company entered into a Business Combination Agreement with KBL Merger Sub, the 180 Parties and the Stockholder Representative, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into 180, with 180 continuing as the Company’s wholly owned subsidiary at the closing of the business combination. There can be no assurance that we will be able to consummate such a business combination given the actions that must occur prior to closing. For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

The Company believes that given its expenditure of time, effort and money on finding and completing a business combination, circumstances warrant providing public stockholders an opportunity to consider and vote on a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from July 9, 2020 to November 9, 2020.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the date public shares must be redeemed prior to a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date. You may redeem your public shares regardless of whether you are a stockholder of record.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes stockholders should have an opportunity to evaluate the initial business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete a business combination, including the business combination contemplated by the Business Combination Agreement.

Our charter, as previously amended on April 8, 2020, provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before July 9, 2020, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations, circumstances warrant providing those who believe they might find any potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.025 for each public share that is not redeemed for each calendar month commencing on July 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from July 9, 2020 until the Extended Date (the “Loans”). For example, if the Company takes until November 9, 2020 to complete its business combination, which would represent four calendar months from July 9, 2020, our Sponsor or its designees would make aggregate Loans of approximately $0.10 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[ ] per share, in comparison to the current redemption amount of $[____] per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed.

The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than ________ of our public shares) following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 72.4% of our issued and outstanding shares of common stock, including all of the Founder Shares and 377,500 shares underlying the Private Units. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the Extension Amendment Proposal?	Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date, including the Founder Shares and shares underlying the Private Units.

What vote is required to adopt the Adjournment Proposal?	The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” the Extension Amendment Proposal and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If you abstain from voting on the Extension Amendment Proposal, then you will not be eligible to redeem your public shares. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 9, 2020, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights or warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.

If the Extension Amendment Proposal is approved, what happens next?

On July 25, 2019, we executed the Business Combination Agreement, however, there is no assurance that we will be able to consummate such a business combination given the actions that must occur prior to closing. We will seek to complete the business combination, which will involve:

●   completing proxy materials;

●   establishing a meeting date and record date for considering such proposed business combination, and distributing proxy materials to stockholders; and

●   holding a special meeting to consider such proposed business combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to July 9, 2020. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of a proposed business combination. If stockholders approve the proposed business combination, we expect to consummate the business combination as soon as possible following such stockholder approval.

Upon approval by at least 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, common stock, rights and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of its ownership of the Founder Shares and Private Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company rights and warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 9, 2020, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights and warrants, which will expire worthless in the event of our winding up.

What happens to the Company rights and warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public rights will remain outstanding until converted upon consummation of the business combination. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the proposed business combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on any proposed business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. If you disagree with the proposed business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I change or revoke my vote?	You may change your vote by sending a later-dated, signed proxy card to our Secretary at KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007 so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and shares underlying the Private Units, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, ________ shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on June 22, 2020 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, ________ shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include:

●   the fact that our Sponsor holds 2,875,000 Founder Shares (purchased for $25,000) and 377,500 Placement Units (purchased for approximately $3.8 million), and our officers and directors own membership interests in the Sponsor representing pecuniary interests in such securities, that would expire worthless if a business combination is not consummated;

●   the fact that, as of March 31, 2020, the Company’s outstanding advances from the Sponsor amounting to $366,346 had been formalized into a promissory note and become convertible into units of the post-Business Combination entity at a price of $10.00 per unit;

●   the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●   the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and several will continue to serve following any potential business combination and receive compensation thereafter.

See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must (i) affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal, (ii) check the box on the enclosed proxy card to elect redemption, and (iii) prior to 5:00 p.m. Eastern time on July 7, 2020 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $4,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also contact us at:

KBL Merger Corp. IV 30 Park Place, Suite 45E New York, NY 10007

For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

We are a blank check company formed in Delaware on September 9, 2016, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On June 7, 2017, we consummated our IPO of 10,000,000 units, each unit consisting of one share of common stock, par value $0.0001 per share, one right to receive one-tenth of one share of common stock upon consummation of our initial business combination, and one warrant to purchase one-half of one share of common stock at an exercise price of $11.50 per whole share, pursuant to a registration statement on Form S-1 (File No. 333-217475). The units were sold in our IPO at an offering price of $10.00 per unit, generating gross proceeds of $100,000,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the consummation of our IPO, we completed the private placement of 450,000 Placement Units, issued to our Sponsor and the underwriters of our IPO, generating gross proceeds of $4,500,000.

On June 23, 2017, the underwriters of our IPO exercised their over-allotment option in full and purchased 1,500,000 units at an offering price of $10.00 per unit, generating gross proceeds of $15,000,000. On June 23, 2017, simultaneously with the sale of the over-allotment units, we completed a private placement with our Sponsor and the underwriters of our IPO for an additional 52,500 Placement Units at a price of $10.00 per unit, generating gross proceeds of $525,000.

Following the closing of the IPO and the Private Placement, an amount of $116,150,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and the Placement Units was placed in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of a business combination or (ii) the distribution of the Trust Account, as described herein.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination from March 7, 2019 until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.30 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their Public Shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such loan was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each Public Share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending Loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending Loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $ 16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $ 49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.0225 for each Public Share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On December 6, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until April 9, 2020 or such earlier date as determined by our Board (the “Third Extension Amendment”, and such later date, the “Third Combination Period”). The number of shares of common stock presented for redemption in connection with the Third Extension Amendment was 3,676,448. We paid cash in the aggregate amount of $39,121,812, or approximately $10.64 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Third Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,857,136.

In connection with the approval of the Third Extension Amendment, the Sponsor or its designees agreed to loan us $0.02 for each public share that was not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from December 9, 2019 until the Third Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Third Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

On April 8, 2020, our stockholders approved to extend the period of time for which we are required to consummate a business combination until July 9, 2020 or such earlier date as determined by our Board (the “Fourth Extension Amendment”, and such later date, the “Fourth Combination Period”). The number of shares of common stock presented for redemption in connection with the Fourth Extension Amendment was 67,665. We paid cash in the aggregate amount of $728,884, or approximately $10.77 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the Fourth Extension Amendment, cash and marketable securities held in the Trust Account decreased to $11,273,945.

In connection with the approval of the Fourth Extension Amendment, the Sponsor or its designees agreed to loan us up to $55,000 per month for the public shares that were not redeemed, up to a maximum of $0.099 for each public share, for each calendar month commencing on April 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by us to complete an initial business combination from April 9, 2020 until the Fourth Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Fourth Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

There are currently ________ shares of common stock of the Company issued and outstanding, consisting of 1,114,267 public shares, 2,875,000 Founder Shares and an aggregate of 502,500 shares included in the Placement Units held by the Sponsor and the underwriters of the IPO. Each Placement Unit consists of one share of common stock, one right to receive one-tenth of one share of the Company’s common stock upon consummation of a business combination and one warrant. Each right entitles its holder to receive one-tenth (1/10) of one share of common stock upon the consummation of the business combination. Each warrant entitles its holder to purchase one-half of one share of our common stock at an exercise price of $5.75 per half share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The warrants included in the Private Placement Units, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.

On April 10, 2019, the Company entered into the Term Sheet for the Transaction with 180 pursuant to which the 180 Parties agreed to loan $400,000 to the Company to fund the Company’s Operating Expenses and Extension Expenses. The loans are interest-free and can be pre-paid at any time without penalty, but are required to be paid back (subject to a customary waiver against the Company’s Trust Account) upon the earlier of (i) the closing of the Transaction, (ii) the consummation by the Company of a transaction with a third party constituting the Company’s initial Business Combination, or (iii) the liquidation of the Company if it does not consummate an initial Business Combination prior to its deadline to do so (a “Liquidation”). Promptly after signing the Term Sheet, the Company received the loan of $400,000 to fund the Operating Expenses.

In connection with the Term Sheet, Tyche Capital LLC (“Tyche”) paid $650,000 to the Sponsor, to purchase $650,000 of the obligations owed to the Sponsor under the promissory note (the “Sponsor Note”), but Tyche waived any rights under the assigned portion of the Sponsor Note to convert the obligations under the assigned portion of the Sponsor Note into units of the post Business Combination entity. Pursuant to the Term Sheet, Tyche also agreed to provide equity financing for the Transaction to ensure that the Company has sufficient cash at the closing of the Transaction to meet its $5,000,001 net tangible assets test.

In connection with the Term Sheet and the obligations of the 180 Parties and Tyche thereunder, the Sponsor deposited in escrow with a third party escrow agent 1,906,250 of its Founder Shares that it acquired prior to the Company’s Initial Public Offering (the “Escrowed Shares”), with 1,406,250 of such Escrowed Shares, less any portion used for financing for the Transaction, to be transferred to Tyche (and the remaining 250,000, less any portion used for financing for the Transaction, to be returned to the Sponsor) upon the earlier of (i) the closing of the Transaction or (ii) a Liquidation; provided, that if the Company consummates its initial Business Combination with a third party other than 180 or its affiliates, upon the consummation of such Business Combination, in addition to paying the loans described above, the Sponsor will transfer to Tyche a number of Escrowed Shares equal in value to three times the amount of the loans, with each Escrowed Share valued at the price paid to each public stockholder that redeems its shares in connection with such initial Business Combination.

On July 25, 2019, the Company entered into the Business Combination Agreement, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into 180, with 180 continuing as the Company’s wholly owned subsidiary at the closing, and in consideration thereof, the stockholders of 180 shall receive shares of our common stock and the existing exchangeable shares (collectively, the “Exchangeable Shares”) of CannBioRex Purchaseco ULC and/or Katexco Purchaseco ULC, Canadian subsidiaries of 180, shall be adjusted in accordance with the share provisions in the articles of CannBioRex Purchaseco ULC or Katexco Purchaseco ULC, as applicable, governing the Exchangeable Shares such that they are multiplied by the exchange ratio (as defined in the Business Combination Agreement) and become exchangeable into shares of our common stock. The Exchangeable Shares will entitle the holders to dividends and other rights that are substantially economically equivalent to those of holders of our common stock, and holders of Exchangeable Shares will have the right, through an applicable voting and exchange agreement, to vote at meetings of our stockholders.

On January 13, 2020, 180 filed an amendment to its certificate of incorporation with the Delaware Secretary of State to change its name from “CannBioRx Life Sciences Corp.” to “180 Life Sciences Corp.”

On January 29, 2020, the Business Combination Agreement was amended to extend the termination date to April 9, 2020.

For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

The mailing address of the Company’s principal executive office is 30 Park Place, Suite 45E, New York, NY 10007.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the date public shares must be redeemed prior to a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date. You may redeem your public shares regardless of whether you are a stockholder of record.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 9, 2020, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until July 9, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Board currently believes that there will not be sufficient time before July 9, 2020 to complete a business combination. On July 25, 2019, the Company entered into a Business Combination Agreement with KBL Merger Sub, the 180 Parties and the Stockholder Representative, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into 180, with 180 continuing as the Company’s wholly owned subsidiary at the closing of the business combination. For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto. The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 9, 2020 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from July 9, 2020 to November 9, 2020.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by July 9, 2020, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights or warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the date public shares must be redeemed prior to a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date. You may redeem your public shares regardless of whether you are a stockholder of record.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $11,979,999 that was in the Trust Account as of March 31, 2020. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than ________ of our public shares) following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.025 for each public share that is not redeemed for each calendar month commencing on July 9, 2020, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from July 9, 2020 until the Extended Date (the “Loans”). For example, if the Company takes until November 9, 2020 to complete its business combination, which would represent four calendar months from July 9, 2020, our Sponsor or its designees would make aggregate Loans of approximately $0.10 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[ ] per share, in comparison to the current redemption amount of $[____] per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER “FOR” OR “AGAINST” THE EXTENSION AMENDMENT PROPOSAL, CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 7, 2020 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on July 7, 2020 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 7, 2020 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[____] at the time of the Special Meeting. The closing price of the Company’s common stock on June [ ], 2020 was $[ ].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 7, 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders —  Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Taxation of Common Stock Held Through Foreign Accounts

A 30% withholding tax applies with respect to certain payments on, and gross proceeds from a sale or disposition of, our common stock in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on July 9, 2020 via a teleconference meeting using the following dial-in information: dial-in: (888) 337-0215; participant passcode: 1615196.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on June 22, 2020, the record date for the Special Meeting. You will have one vote per proposal for each share of Company common stock you owned at that time. The Company rights and warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares and shares underlying the Private Units. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. You will be entitled to redeem your public shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” the Extension Amendment Proposal and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. If you abstain from voting on the Extension Amendment Proposal, then you will not be eligible to redeem your public shares. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

At the close of business on the record date of the Special Meeting, there were ________ outstanding shares of the Company’s common stock, each of which entitles its holder to cast one vote per proposal. Our Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,252,500 shares of the Company’s common stock, representing approximately 72.4% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,875,000 Founder Shares (purchased for $25,000) and 377,500 Placement Units (purchased for approximately $3.8 million), and our officers and directors own membership interests in the Sponsor representing pecuniary interests in such securities, that would expire worthless if a business combination is not consummated;

●	the fact that, as of March 31, 2020, the Company’s outstanding advances from the Sponsor amounting to $366,346 had been formalized into a promissory note and become convertible into units of the post-Business Combination entity at a price of $10.00 per unit;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and several will continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our charter, as previously amended on April 8, 2020, provides that the Company has until July 9, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Board currently believes that there will not be sufficient time before July 9, 2020 to complete a business combination. The Company’s IPO prospectus and charter state that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before July 9, 2020, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 9, 2020 to the Extended Date.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information regarding the proposed business combination with 180 and the Business Combination Agreement, please read the registration statement on Form S-4, including the related proxy statement/prospectus contained therein, originally filed with the SEC by the Company on November 12, 2019, and as amended on February 10, 2020, including the complete text of the Business Combination Agreement and amendments thereto.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 9, 2020.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

As of the record date, there were a total of ________ shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class
KBL IV Sponsor LLC(2)	3,252,500	72.4%
Marlene Krauss, M.D.(2)	3,252,500	72.4%
Joseph Williamson(3)	—	—
George Hornig(3)	—	—
Andrew Sherman(3)	—	—
Sherrill Neff(3)	—	—
Karpus Management, Inc.(4)	512,040	11.4%
Basso SPAC Fund LLC(5)	530,774	11.8%
Mizuho Financial Group, Inc.(6)	421,943	9.4%
All executive officers and directors as a group (5 individuals)	3,252,500	72.4%

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 30 Park Place, Suite 45E, New York, NY 10007.

(2)	These shares represent the Founder Shares and shares underlying Private Units held by our sponsor. Dr. Marlene Krauss, our Chief Executive Officer, is the sole managing member of KBL IV Sponsor LLC. Consequently, she may be deemed the beneficial owner of the Founder Shares and shares underlying Private Units held by our sponsor and has sole voting and dispositive control over such securities. Dr. Krauss disclaims beneficial ownership over any securities owned by our sponsor in which she does not have a pecuniary interest. Does not reflect 1,406,250 Founder Shares that shall be transferred to Tyche Capital LLC pursuant to the terms of the Business Combination Agreement. Excludes 188,750 shares of the Company’s common stock which may be purchased by exercising private placement warrants that are not exercisable within 60 days.

(3)	Does not beneficially own any shares of our common stock. However, he has a pecuniary interest in shares of our common stock through his ownership of membership interests of our sponsor.

(4)	Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Karpus Management, Inc., d/b/a Karpus Investment Management is a New York corporation. The business address of such holder is 183 Sully’s Trail, Pittsford, New York 14534. The business address of such holder is 183 Sully’s Trail, Pittsford, New York 14534. George Karpus is the manager of Karpus Management, Inc. and may be deemed to indirectly beneficially own the shares reported above.

(5)	According to a Schedule 13G filed with the SEC on August 19, 2019 by Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”) and Howard I. Fischer. The business address of Basso SPAC, Basso Management, BCM, Basso GP and Mr. Fischer is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902. Basso Management is the manager of Basso SPAC, which is the direct beneficial owner of the securities reported above. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the shares reported above. Excludes 56,700 shares of the Company’s common stock underlying warrants that are not exercisable within 60 days.

(6)	According to a Schedule 13G filed with the SEC on February 14, 2020. The business address of Mizuho Financial Group, Inc., a Japanese corporation (“Mizuho Financial Group”), is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. Tatsufumi Sakai is the manager and may be deemed to indirectly beneficially own the shares reported above.

(7)	According to a Schedule 13G filed with the SEC on February 1, 2019. The business address of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), is 222 Berkeley Street, 16th Floor, Boston, Massachusetts 02116. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

The table above does not include the shares of common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this proxy statement.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the Company’s 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 30 Park Place, Suite 45E, New York, NY 10007 no later than September 5, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 annual meeting of stockholders, assuming the meeting is held on or about December 4, 2020, notice of a nomination or proposal must be delivered to us no later than September 5, 2020 and no earlier than August 6, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before July 9, 2020, there will be no annual meeting in 2020.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007 or (302) 502-2727, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

KBL Merger Corp. IV
30 Park Place, Suite 45E
New York, NY 10007
(302) 502-2727

If you are a stockholder of the Company and would like to request documents, please do so by June [ ], 2020, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED FIFTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
KBL MERGER CORP. IV

Pursuant to Section 242 of the
Delaware General Corporation Law

1.	The undersigned, being a duly authorized officer of KBL MERGER CORP. IV (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.	The name of the Corporation is KBL Merger Corp. IV.

3.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 7, 2016, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 2, 2017. Amendments No. 1, No. 2, No. 3and No. 4 to the Amended and Restated Certificate of Incorporation were filed in the office of the Secretary of State of the State of Delaware on March 7, 2019, June 5, 2019, December 6, 2019, and April 8, 2020, respectively.

4.	This Fifth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.	This Fifth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b)	Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on April 26, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 9, 2020 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-Business Combination activity (as described in Section 9.7), with it being understood that funds held in the Trust Account may be released to fund the first to occur of such transactions. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of KBL Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

7.	The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d)	In the event that the Corporation has not consummated a Business Combination by November 9, 2020, the Corporation shall (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the Offering Shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Fifth Amendment to the Amended and Restated Certificate of Incorporation this ___ day of July, 2020.

KBL MERGER CORP. IV

By:
	Name:	Marlene Krauss, M.D.
	Title:	Chief Executive Officer

A-1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JUNE 18, 2020

KBL MERGER CORP. IV

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

July 9, 2020

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated June [ ], 2020, in connection with the Special Meeting of stockholders to be held at 10:00 a.m. Eastern Time on July 9, 2020 via a teleconference meeting using the following dial-in information: dial-in: (888) 337-0215; participant passcode: 1615196, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Marlene Krauss, M.D. and Joseph A. Williamson, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND “FOR” PROPOSAL 2 CONSTITUTING THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on July 9, 2020:

This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/kblmerger/sm2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.			Please mark votes as indicated in this example	☒

Proposal 1 – Extension of Corporate Life	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from July 9, 2020 to November 9, 2020 or such earlier date as determined by the Board.	☐	☐	☐

Proposal 2 – Adjournment	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	☐	☐	☐

You may exercise your redemption rights by marking the “Exercise Redemption Rights” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐

Date: _____________________________, 2020

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.